UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8 - K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
October 24, 2007
(Date of Report: Date of earliest event reported)
Middlefield Banc Corp.
(Exact name of registrant as specified in its charter)
Ohio
(State or other jurisdiction of incorporation)
000-32561
(Commission File Number)
34-1585111
(I.R.S. Employer Identification Number)
15985 East High Street
Middlefield, Ohio 44062
(Address of principal executive offices, including zip code)
(440) 632-1666
(Registrant’s telephone number, including area code)
(not applicable)
(Former name or former address, if changed since last report)

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION
     The following information is furnished under Item 2.02. On October 23, 2007, Middlefield Banc Corp. issued a press release announcing financial results for the third quarter and nine months ended September 30, 2007. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by this reference.
     The information contained or incorporated by reference in this current report on Form 8-K may contain forward-looking statements, including certain plans, expectations, goals, and projections, which are subject to numerous assumptions, risks, and uncertainties. Actual results could differ materially from those contained or implied by such statements for a variety of factors, including: changes in economic conditions; movements in interest rates; competitive pressures on product pricing and services; success and timing of business strategies; the nature, extent, and timing of governmental actions and reforms; and extended disruption of vital infrastructure. All forward-looking statements included in this current report on Form 8-K are based on information available at the time of the report. Middlefield Banc Corp. assumes no obligation to update any forward-looking statement.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
     (c) Exhibits.
The following exhibits are furnished herewith:
EXHIBITS
99.1	October 23, 2007 press release of Middlefield Banc Corp.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIDDLEFIELD BANC CORP.
Date: October 24, 2007	/s/ James R. Heslop, II,
Executive Vice President and COO